Exhibit 10.21 P a g e | 1 This document is confidential. Disclosure to third parties not permitted. Autolus/Cardinal Health: Distribution Services Agreement This Distribution Services Agreement (together with all attached Exhibits, the “Agreement”), effective as of the last date of signature (the “Effective Date”), is entered into by and between: 1) Autolus, Inc. with offices at 15810 Gaither Drive, Suite 230, Gaithersburg, MD 20877-1440 (“Client”); and 2) Cardinal Health 105, LLC, with offices at [ *** ] (“Cardinal Health”). Client and Cardinal Health are each referred to individually as a “Party” and collectively as the “Parties.” WHEREAS: A. Client is in the business of developing and manufacturing certain CAR T-cell products and therapies. B. Cardinal Health is, among other things, in the business of distributing pharmaceutical products to wholesalers, specialty distributors, physicians, clinics, hospitals, pharmacies, and other health care providers in the Territory (as defined below), and of providing information systems and other services that support its clients’ use of its third-party logistics distribution capabilities. C. Client wishes to appoint Cardinal Health as its third-party logistics and distribution agent within the Territory for the performance of the Services (as defined below) in accordance with the terms of this Agreement. D. Client also wishes to appoint [ *** ]. THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the Parties agree as follows: 1. Definitions and Scope 1.1 The following definitions shall apply in this Agreement: a) Affiliate. Any legal entity which, during the Term hereof, a Party controls, is controlled by, or is under common control with, such Party. For the purposes of this definition, an entity is deemed to control another entity if it owns or controls, directly or indirectly, at least fifty percent (50%) of the voting interest of all equity interests of the other entity (or other such comparable ownership interest for an entity other than a corporation). b) Autolus Terms. The commercial terms included in Exhibit D of this Agreement. c) Autolus UK. Autolus Limited, which is a UK company having its registered address at 191 Wood Lane, London W12 7FP, and which is both an Affiliate of the Client and manufacturer of the Product. d) [ *** ] e) Change of Control. Occurs in the event of the then-current shareholders of a Party disposing of more than 50.00% of their shares in a sale, merger or other disposal transaction, such disposal being measured by the number of shares owned by such shareholders in the aggregate. f) Client Data. Any non-public information or data owned, controlled or processed by Client or any of

Exhibit 10.21 P a g e | 2 This document is confidential. Disclosure to third parties not permitted. its Affiliates which is: (i) held, maintained or hosted on the System; or (ii) otherwise provided by the Client to Cardinal Health under this Agreement in connection with the Services. g) Confidential Information. All non-public or proprietary information furnished by a Party (or its Representatives or Affiliates) to the other Party (or its Representatives or Affiliates) in connection with the Services or performance of this Agreement, whether furnished before, on or after the date of this Agreement and furnished in any form, including but not limited to written, verbal, visual, electronic or in any other media or manner. Confidential Information includes all proprietary technologies, know-how, trade secrets, discoveries, inventions, and any other intellectual property (whether or not patented), analyses, compilations, business or technical information and other materials prepared by either Party (or their Representatives or Affiliates), containing or based in whole or in part on any such information furnished by the other Party (or their Representatives or Affiliates). The existence of this Agreement and its terms and Client Data shall be considered Confidential Information. h) Counterfeit Goods. Any product that (a) is not manufactured by Autolus UK; and (b) is labeled or otherwise purported to be the Product. i) [ *** ] j) Data Protection Laws. All applicable laws and regulations regarding privacy and personal data (including Health Insurance Portability and Accountability Act (HIPAA), General Data Protection Regulation ((EU) 2016/679) and the Data Protection Act 2018), and any privacy laws and regulations of any other jurisdiction in which personal data is controlled or processed pursuant to this Agreement. k) Depot. The approved depot facility of Cardinal Health located in Tennessee, which is authorized to hold and/or store Product in the Territory until final release to Qualified Centers. l) Operating Guidelines or OPG. The operating guidelines attached in Exhibit A of this Agreement. m) [ *** ] n) Price List. The list of prices in respect of Products, as determined by Client in accordance with Section 2.3 of this Agreement. o) Product. Obecabtagene autoleucel for patients with relapsed/refractory (r/r) Adult B-Cell Acute Lymphoblastic Leukemia (ALL), manufactured by Autolus UK, which for the avoidance of doubt: (i) includes all dosage forms, strengths and package sizes of such Product; (ii) includes [ *** ] of such Product; and (iii) excludes any generic versions of such Products (namely, any product that is marketed, sold, or distributed directly or indirectly under a different labeling, packaging, product code, labeler code, trade name, or trade mark than the original, branded and approved product under the same Biologics License Application). p) Qualified Center. Any center or site within the Territory that is qualified and approved by Client to purchase Products hereunder, subject to the rights of Cardinal Health under Section 7 hereunder. q) Quality Agreement. The quality agreement attached in Exhibit C of this Agreement. r) Representatives. The employees, officers, directors, agents, consultants, or other authorized representatives of a Party. s) Return Goods Policy. The current Autolus returns good policy which is applicable to Qualified Centers at any given time.

Exhibit 10.21 P a g e | 3 This document is confidential. Disclosure to third parties not permitted. t) Services. Cell therapy distribution services set forth in the OPG, including without limitation: order to cash services, drop ship logistics, depot model logistics, direct shipment logistics, returns processing, customer support, system access support, order facilitation and processing, contract pricing administration, and accounts receivable processing, including provision of the System, and as further detailed in the Operating Guidelines (Exhibit A of this Agreement). u) Service Fees. The fees set forth in Exhibit B-1 of this Agreement. v) System. Cardinal Health’s web-enabled operating system base and certain support services associated therewith, as further set forth in the OPG. w) Term. The meaning set forth in Section 3.1 of this Agreement. x) Termination Fee. The one-time payment set forth in Exhibit B-2 of this Agreement which applies if Client terminates for convenience during the Initial Term. y) Territory. The United States of America, its territories and possessions. z) Trade Policy. The current Autolus trade policy which is applicable to Qualified Centers at any given time. aa) Wholesale Acquisition Cost or WAC. Client’s then-current published list price as established by Client. WAC does not include the discounts from invoice price, rebates, chargebacks, administrative fees and equivalent adjustments. 1.2 A reference to any laws, rules, regulations, guidelines and generally accepted standards and requirements is a reference to those laws, rules, regulations, guidelines and generally accepted standards and requirements as they are amended, modified, updated and in force from time to time. 1.3 The Exhibits form part of this Agreement and shall have effect as if set out in full in the body of this Agreement. Any reference to “this Agreement” includes the Exhibits, as listed below: Exhibit A – Operating Guidelines Exhibit B-1 – Service Fees Exhibit B-2 – Additional Financial Terms Exhibit C – Quality Agreement Exhibit D – Autolus Terms 1.4 [ *** ]. 1.5 This Agreement (including the Exhibits) may only be varied or amended by written agreement of both Parties. 2. Appointment and Pricing 2.1 During the Term of this Agreement, Client hereby appoints Cardinal Health to act as Client’s sole and exclusive distributor of Products within the Territory. Cardinal Health accepts the foregoing appointment on the terms and conditions described in this Agreement, the OPG and Quality Agreement. The Parties agree to finalize and execute a mutually agreeable OPG and Quality Agreement prior to the commercial launch of Product. Once mutually agreed, the OPG and Quality Agreement are considered attached hereto as Exhibits and incorporated by reference. To the extent that there are any conflicts between this Agreement, the OPG, or the Quality Agreement, this Agreement controls, and the Quality Agreement controls solely with respect to quality-related matters. [ *** ].

Exhibit 10.21 P a g e | 4 This document is confidential. Disclosure to third parties not permitted. 2.2 Cardinal Health agrees to only accept purchase orders for Products submitted by Qualified Centers to Cardinal Health (“QC-PO”), in accordance with the Price List. 2.3 [ *** ]. 2.4 Cardinal Health shall pay Client in respect of all Product purchased by Cardinal Health in accordance with the terms of Section 7 and Exhibit D. 3 Term and Termination 3.1 This Agreement begins on the Effective Date and shall continue in force for an initial period of three (3) years following Commercial Launch (the “Initial Term”), unless terminated earlier pursuant to the terms of this Agreement; and after expiry of the Initial Term, this Agreement shall automatically renew annually in one (1) year instalments, unless either Party elects not to renew by providing at least ninety (90) days written notice to the other Party, or unless terminated earlier pursuant to the terms of this Agreement (collectively, the “Term”). “Commercial Launch” means the date on which the first shipment of FDA approved Product is shipped to a Qualified Center. 3.2 Either Party has the right to terminate this Agreement if: a. the other Party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or suffers or permits the entry of any order adjudicating it to be bankrupt or insolvent and such order is not discharged within thirty (30) days; or b. the other Party materially breaches any of the provisions of this Agreement, and such breach is not cured within thirty (30) days after giving written notice; provided, however, that in the case of a breach that cannot be cured within thirty (30) days, the Parties agree to meet in good faith and within thirty (30) days after the giving of written notice, formulate a mutually agreeable plan to cure such breach within a reasonable period of time. 3.3 Client has the right to terminate this Agreement [ *** ] by giving Cardinal Health [ *** ] written notice, provided that if Client terminates this Agreement pursuant to this Section 3.3 during the Initial Term, Client shall pay Cardinal Health [ *** ]. 3.4 [ *** ]. 3.5 Termination of this Agreement is without prejudice to any rights or obligations that accrued to the benefit of either Party prior to such expiration or termination. In addition to any applicable Termination Fees (if any), Client agrees to pay Cardinal Health for all Services performed up to the date of termination and to reimburse Cardinal Health for all reasonable costs and expenses incurred, and all non-cancelable commitments made, in the performance of Services. 4. Obligations of Client 4.1 Client agrees that it shall: a. comply with all applicable laws and regulations, obtain and maintain all necessary licenses and consents; b. not reverse engineer, reverse assemble, decompile, create derivative works, modify, or otherwise attempt to derive the source code of any software on the System or copy, download, modify, or create

Exhibit 10.21 P a g e | 5 This document is confidential. Disclosure to third parties not permitted. derivative works of such software; c. not permit access to the System or related documentation to any third party without written consent from Cardinal Health, which shall not be unreasonably withheld; d. make payment, when due, of any Cardinal Health invoice, to the extent not otherwise disputed as provided in Section 6.5 below; e. not do or omit to do anything which may cause Cardinal Health to lose any license, authority, consent or permission on which it relies for the purposes of conducting its business; f. sell Products to Cardinal Health in accordance with the terms of this Agreement, including all applicable representations and warranties, and the Autolus Terms; g. not knowingly send, transfer, distribute or sell to Cardinal Health any Counterfeit Goods or Product that otherwise qualified as suspect or illegitimate product as defined in the Drug Supply Chain Security Act (DSCSA); and h. comply with the provisions of the Exhibits, as well as the Trade Policy and Return Goods Policy. 4.2 Client must comply with all applicable laws, regulations and guidance/codes relating to anti-bribery, anti- corruption, anti-slavery, human trafficking or human exploitation. 5. Obligations of Cardinal Health 5.1 Cardinal Health agrees that it shall: a. [ *** ]; b. comply with all applicable laws and regulations, and obtain and maintain all necessary licenses and consents; c. comply with the provisions of the Exhibits, as well as the Trade Policy and Return Goods Policy; d. [ *** ]; e. use personnel who are suitably skilled and experienced to achieve the required Service levels; f. [ *** ]; g. [ *** ]; h. [ *** ]; i. [ *** ]; j. comply with any special shipping, storage or handling requirements of Client for the Products to the extent mutually agreed to by Client and Cardinal Health in the OPG; k. store, transport and handle Product in accordance with the OPG; l. [ *** ]; m. [ *** ];

Exhibit 10.21 P a g e | 6 This document is confidential. Disclosure to third parties not permitted. n. sell Products only to Qualified Centers and no other third parties; and o. [ *** ]. 5.2 Cardinal Health must comply with all applicable laws, regulations and guidance/codes relating to anti- bribery, anti-corruption, anti-slavery, human trafficking or human exploitation. 6. Service Fees and Payment by Client 6.1 As compensation for the performance of the Services, Client agrees to pay Cardinal Health the Service Fees set forth in Exhibit B-1. Cardinal Health shall not be entitled to invoice the Client for any fee, cost or expense which is not included in Exhibit B-1. The Parties also agree to the additional terms set forth on Exhibit B-2. 6.2 [ *** ]. 6.3 [ *** ]. 6.4 [ *** ]. 6.5 [ *** ]. 6.6 [ *** ]. 6.7 The Parties each covenant that: (1) it has negotiated at arm’s length with the other Party; (2) the services compensated for by the Service Fee would not be provided to Client by Cardinal Health in the absence of this Agreement; and (3) the Service Fees paid under this Agreement are not intended to be passed through, in whole or in part, to Qualified Centers. 6.8 Client agrees to pay all sales, use, gross receipts, excise and personal property taxes associated with the Product (excluding any personal property tax associated with Cardinal Health’s equipment used in connection with the Services), and other taxes now or hereafter imposed as a result of the transactions contemplated by this Agreement, none of which have been included in the fees payable to Cardinal Health under this Agreement; provided that the amounts payable by Client under this Section do not include taxes based on the net income of Cardinal Health. 7. Client Invoices & Cardinal Health Payment, Qualified Centers Purchase & Payment Terms 7.1 [ *** ]. 7.2 [ *** ]. 7.3 [ *** ]. 7.4 [ *** ]. 7.5 [ *** ]. 7.6 Financial Statements. Client agrees to provide to Cardinal Health, upon request, Client’s most recent audited year-end consolidated financial statements and quarterly year-to-date updates to such financial statements. 7.7 [ *** ].

Exhibit 10.21 P a g e | 7 This document is confidential. Disclosure to third parties not permitted. 7.8 [ *** ]. 8. System & Client Data 8.1 During the Term, Cardinal Health agrees to make the System available to Client at the fees set forth in Exhibit B of this Agreement. Cardinal Health agrees to use reasonable efforts to make the System available for access twenty-four (24) hours a day, seven (7) days a week absent scheduled and emergency maintenance periods, as set forth in the OPG. 8.2 The System and all parts thereof, in all their tangible and intangible manifestations, all existing or new enhancements, developments, derivative works, and other modifications to the System (or any part thereof), and all related proprietary rights, are and remains the exclusive property of Cardinal Health. 8.3 Client may use password(s) and identification number(s) provided by Cardinal Health to remotely access data (including Client Data) on the System provided that such access is restricted to Client’s Representatives and for Client’s internal business purposes. Client is responsible for all use of the passwords and identification elements and must ensure that they are used solely to affect the limited access authorized herein. Client agrees to access the System solely to access Client Data and further agrees not to access or attempt to access any other data, systems, or software. The limited license to access the System granted herein does not include the right to copy, download or otherwise use any software or non-Client Data maintained on the System. 8.4 Cardinal Health acknowledges and agrees that Client has and will retain all right, title, interest, and ownership in and to Client Data. Client grants Cardinal Health a limited right to use such Client Data in the performance of its Services for the duration of the Term or as necessary to conduct its own internal business operations with respect to the Services. All such Client Data that Cardinal Health or any of its Representatives obtains or which Cardinal Health or Cardinal Health's Representatives is given access pursuant to or in connection with this Agreement is and remains the sole property of Client, and Cardinal Health has no rights or interests (except as expressly provided herein) to or in such Client Data. The return or destruction of any Client Data: (a) is subject to the prior written approval of Client; and (b) must be documented in an appropriate certification provided to Client upon request. 8.5 During the Term, Cardinal Health agrees to employ reasonable security measures and policies that are no less secure than those utilized to secure its own Confidential Information and that are designed to safeguard the integrity, accessibility, and confidentiality of Client Data. Cardinal Health agrees to establish and maintain reasonable disaster and emergency recovery plans designed to minimize disruption of the Services or provision of the System. 8.6 [ *** ]. 8.7 THE SYSTEM, THE SOFTWARE THEREON AND ANY RESULTS OBTAINED THEREFROM ARE PROVIDED ON AN “AS IS” BASIS, WITHOUT WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE. CARDINAL HEALTH MAKES NO REPRESENTATIONS OR WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, RELATING DIRECTLY OR INDIRECTLY TO THE SYSTEM OR ANY PART THEREOF INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. IF THE SOFTWARE IS FOUND TO INFRINGE ANY THIRD PARTY’S INTELLECTUAL PROPERTY RIGHTS, CARDINAL HEALTH AGREES TO, AT ITS EXPENSE AND ITS SOLE OPTION, EITHER (i) REPLACE THE INFRINGING SOFTWARE WITH NONINFRINGING SOFTWARE, OR (ii) SECURE ADDITIONAL RIGHTS NECESSARY TO MAKE THE SOFTWARE NONINFRINGING. 9. Title & Risk, Shipment of Product, Product Recalls

Exhibit 10.21 P a g e | 8 This document is confidential. Disclosure to third parties not permitted. 9.1 Transfer of Title and Risk of Loss 9.2 [ *** ]. 9.3 [ *** ]. 9.4 [ *** ]. 9.5 Client is solely responsible for all Product recalls or voluntary or involuntary withdrawal of Product. Client agrees to reimburse Cardinal Health for all non-recoverable costs and expenses incurred by Cardinal Health for Services provided in connection with the recall or withdrawal, provided however that Cardinal Health is responsible for Product recalls to the extent solely arising from Cardinal Health’s gross negligence or willful misconduct. 9.6 In the event Product is subject to recall, or Client, on its own initiative, recalls or withdrawals any Product, Cardinal Health agrees to provide assistance to Client as set forth in the OPG or as mutually agreed upon in writing by the Parties. 10. Inspection and Audit Rights 10.1 [ *** ]: 10.2 Audits shall be performed at mutually agreed times during normal business hours (i.e., 8:00 a.m. to 5:00 p.m.) and shall not unreasonably disrupt Cardinal Health’s business operations. If the timing of such audit falls during “quarter-end” or “year-end” then Cardinal Health agrees to use best efforts to accommodate Client’s request. Audits and any resulting restitution will be limited to the twelve (12) month period immediately prior to the original request to audit. Should the audit identify a discrepancy or variance which may result in restitution to Client, Cardinal Health will correct the variance or discrepancy within a reasonable period of time. Should the audit identify a discrepancy or variance which may result in restitution to Cardinal Health, Client will correct the variance or discrepancy within a reasonable period of time. 10.3 If Client elects to use the services of a third-party independent professional auditor, such auditor shall be mutually acceptable to the Parties and Cardinal Health shall not unreasonably withhold, condition or delay its approval of any auditor acceptable to Client. No auditor shall be allowed to perform an audit without first executing a confidentiality agreement reasonably acceptable to the Parties. Any such audit shall be completed within thirty (30) days of the date that Cardinal Health provides the available documentation to the auditor. Any information obtained by the audit shall be kept confidential and shall not be disclosed to a third party unless disclosure is required by applicable laws or regulations. Client shall provide a copy of the audit report to Cardinal Health upon receipt thereof. 10.4 Cardinal Health shall retain its records relating to the Services during the Term of this Agreement and for the retention periods set forth in the OPG. 11. Representations and Warranties 11.1 Cardinal Health represents and warrants to Client that: a. Cardinal Health has, maintains, and shall continue to maintain liability insurance coverage and Cardinal Health holds all necessary federal, state, and local licenses and permits for Cardinal Health to provide all Services in accordance with all applicable laws and regulations;

Exhibit 10.21 P a g e | 9 This document is confidential. Disclosure to third parties not permitted. b. There are no actions or proceedings, pending or threatened, within the knowledge of Cardinal Health, that would in any way jeopardize any such licenses and permits; c. Cardinal Health has all corporate authority to perform the Services and that such performance will not violate any agreement to which it is a party; d. Cardinal Health shall make no statements about the information on the Products’ labels that are materially inconsistent with the statements on the Products’ labels; e. Cardinal Health shall at all times remain fully liable for all acts and omissions of its agents and sub- contractors providing Services hereunder and also for its Affiliates in receipt of Client’s Confidential Information hereunder. 11.2 Client represents and warrants to Cardinal Health that: a. The Product is not adulterated or misbranded as provided in the Food, Drug and Cosmetic Act, as amended from time to time; b. Client’s activities relating to the promotion, sale and distribution of the Product comply with all applicable laws, rules, regulations, and guidelines; c. It has all necessary authority and right, title and interest in and to any intellectual property related to the Product for Cardinal Health to perform its obligations herein and the Product does not actually infringe (and Client has no knowledge of any allegation by any third party that the Product infringes) any valid patent, trade secret, copyright, trademark, or other proprietary rights of any third party within the Territory; d. It has provided all safe handling instruction, health and environmental information and material safety data sheets applicable to the Product or to any materials supplied by Client in writing in sufficient time for review and training by to Cardinal Health prior to the commencement of the Services. 11.3 Each Party represents and warrants to the other Party that: a. Such Party (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized, and (ii) has the power and authority and the legal right to own and operate its property and assets, and to carry on its business as it is now being conducted; b. Such Party (i) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; c. The execution and delivery of this Agreement and the performance of such Party's obligations hereunder (i) do not conflict with or violate any requirement of applicable laws; and (ii) do not materially conflict with or constitute a material default or require any consent under, any contractual obligation of such Party. d. All necessary consents, approvals and authorizations of all regulatory authorities and other persons required to be obtained by such Party in connection with the Agreement have been obtained; e. Neither it nor its principals was or is debarred, suspended, proposed for debarment or otherwise determined to be ineligible to participate in federal health care programs or convicted of a criminal offense related to the provision of health care items or services, but has not yet been debarred, suspended, proposed for debarment or otherwise determined to be ineligible to participate in federal

Exhibit 10.21 P a g e | 10 This document is confidential. Disclosure to third parties not permitted. health care programs. In the event that a Party, or any of its principals, is debarred, suspended, proposed for debarment or otherwise determined to be ineligible to participate in federal health care programs or convicted of a criminal offense related to the provision of health care items or services, such Party will promptly notify the other Party and such Party may terminate this Agreement immediately upon the effective date of any such debarment, suspension, proposal for debarment or other determination of ineligibility. 11.4 THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS SECTION 11 ARE THE SOLE AND EXCLUSIVE REPRESENTATIONS AND WARRANTIES MADE BY EACH PARTY TO THE OTHER AND NEITHER PARTY MAKES ANY OTHER REPRESENTATIONS, WARRANTIES OR GUARANTEES OF ANY KIND WHATSOEVER, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. 12. Trademarks 12.1 Neither Party has the right to use the name of the other Party or any Affiliate of the other Party, or the other Party’s or such Affiliates’ trademarks, service marks, logos, or other similar marks in any manner except with the prior written approval of that Party, provided that the foregoing does not prohibit Cardinal Health’s use of Client’s names or marks in connection with the performance of the Services in a manner consistent with this Agreement. 13. Confidentiality 13.1 While performing their respective obligations under this Agreement, one Party (the “Discloser”) may disclose to the other Party (the “Recipient”) certain Confidential Information. The Recipient is not permitted to use the other Party’s Confidential Information except as necessary for Recipient to perform its obligations under this Agreement. The Recipient is not permitted to disclose the Discloser’s Confidential Information to any third party without the prior written consent of the Discloser. Notwithstanding the foregoing, the Recipient may disclose the Discloser’s Confidential Information to the extent required by law, regulation or court or administrative order, if the Recipient gives the Discloser as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances. 13.2 Notwithstanding the foregoing, the Recipient may disclose the Discloser’s Confidential Information to any of Recipient’s Affiliates or Representatives that need to know such Confidential Information for the purpose of performing its obligations under this Agreement. Prior to such Affiliate or Representatives receiving the Discloser’s Confidential Information, (A) Recipient must advise the Affiliate or Representatives of the contents of this Section, and (B) such Affiliate or Representatives must agree to be bound by the terms of this Section or agree to be bound by confidentiality and use obligations no less restrictive than those set forth in this Section. The Recipient agrees to use all reasonable safeguards to prevent unauthorized use by such Affiliates and Representatives and further agrees to immediately notify the Discloser upon becoming aware of any breach of the confidentiality obligations of this Section. 13.3 Notwithstanding anything herein to the contrary, Confidential Information does not include information that (A) is or becomes generally available to the public other than as a result of a breach of this Agreement, or (B) is already known by the Recipient at the time of disclosure as evidenced by the Recipient’s written records, or (C) becomes available to the Recipient on a non-confidential basis from a source that is entitled to disclose it on a non-confidential basis, or (D) was or is independently developed by or for the Recipient without reference to the Confidential Information, as evidenced by the Recipient’s written records. 13.4 The Recipient obtains no right of any kind or license under any patent application or patent by reason of

Exhibit 10.21 P a g e | 11 This document is confidential. Disclosure to third parties not permitted. this Agreement. All Confidential Information remains the sole property of the Discloser. 13.5 Upon expiry or termination of this Agreement, the Recipient agrees to, upon request, promptly return within thirty (30) days all Confidential Information, including any copies thereof, and cease its use or, at the request of the Discloser, Recipient agrees to promptly destroy the same and certify such destruction to the Discloser; except for a single copy thereof, which may be retained for the sole purpose of determining the scope of the obligations incurred under this Agreement. Notwithstanding the foregoing, neither Party is required to destroy any back-up tapes, archival systems, or similar inactive databases so long as such tapes, systems or databases are not readily accessible and are routinely deleted or overwritten pursuant to an established record retention program, and such destruction does not require a Party to erase or delete information using special programs or techniques. 13.6 The confidentiality obligations of this Section continue for five (5) years after termination or expiry of this Agreement. 14. Indemnification 14.1 [ *** ]. 14.2 [ *** ]. 14.3 [ *** ]. 15. Limitation of Liability 15.1 [ *** ]. 15.2 [ *** ]. 15.3 [ *** ]. 16. Insurance Requirements 16.1 [ *** ]: a. [ *** ]. 16.2 [ *** ]: a. [ *** ]. 16.3 The Parties hereby acknowledge and agree that Cardinal Health may self-insure and self-administer all or any portion of the required insurance, and to the extent that Cardinal Health does self-insure, such insurance will not be deemed to exceed the scope of coverage and/or limits that would have been provided in an actual policy of insurance that satisfies the insurance requirements herein. Further, no insurance coverage maintained by Cardinal Health, whether self-insurance or otherwise, will be construed to expand any indemnification obligations that may be contained in this Agreement. 16.4 Waiver. Each Party agrees to obtain a waiver from any insurance carrier with whom such Party carries Property Insurance releasing its subrogation rights against the other Party except for losses resulting solely from the gross negligence or willful misconduct of the other Party. Each Party agrees not to seek reimbursement for any property claim, or portion thereof that is not fully recovered from such Party’s property insurance except for losses resulting solely from the gross negligence or willful misconduct of the other Party.

Exhibit 10.21 P a g e | 12 This document is confidential. Disclosure to third parties not permitted. 16.5 Client agrees to name Cardinal Health, Inc. as additional insureds under the Product liability insurance policy with respect to the Products. Client agrees that such insurance is primary (with respect both to any insurance issued to Cardinal Health and to any self-insured amount retained by Cardinal Health) regarding Cardinal Health’s liability for damage arising out of those products for which they have been added as additional insureds. Such additional insurance status continues during the Term and, if the policies are written on a claims-made basis, continues for not less than five (5) years following termination or expiration of this Agreement. 16.6 Client’s all-risk property insurance applies to all losses and is primary (with respect both to any insurance issued to Cardinal Health and to any deductible amount or self-insured amount retained by Cardinal Health) except for losses resulting solely from the gross negligence or willful misconduct of Cardinal Health. 16.7 Client shall furnish certificates of insurance to Cardinal Health evidencing the required insurance and additional insured status as soon as practicable after the Effective Date and within thirty (30) days after renewal of such policies. Client will endeavor to provide thirty (30) days written notice of any cancellation prior to the policy(ies) expiration date(s). Cardinal Health will make available to Client an Evidence of Coverage evidencing the required insurance at[ *** ]. Each insurance policy that is required under this article shall be obtained from an insurance carrier with an A.M. Best rating of at least A-VII. 17. Intellectual Property 17.1 [ *** ]. 17.2 [ *** ]. 18. Data Protection 18.1 [ *** ]. 19. Notices 19.1 All notices and other communications hereunder must be made in writing and are deemed given: (A) when delivered personally; (B) when delivered by e-mail transmission (if e-mail address is provided below and receipt verified); (C) when received or refused, if mailed by registered or certified mail (return receipt requested), postage prepaid; or (D) when delivered if sent by courier service, to the Parties at the following addresses: [ *** ] [ *** ] 20. Miscellaneous 20.1 This Agreement constitutes the entire understanding between the Parties and supersedes any contracts, agreements or understanding (oral or written) of the Parties with respect to the subject matter hereof. If any term of this Agreement is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Agreement continue in full force and effect. 20.2 The Parties agree to execute, acknowledge, and deliver such further instruments and to take all such other incidental acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

Exhibit 10.21 P a g e | 13 This document is confidential. Disclosure to third parties not permitted. 20.3 Waiver by either Party of any term of this Agreement in any one or more instances is not deemed to be a waiver of its rights with respect to any subsequent failure. 20.4 The relationship of the Parties is that of independent contractors, and neither Party is permitted to incur any debts or make any commitments for the other Party except to the extent expressly provided in this Agreement. Nothing in this Agreement is intended to create or should be construed as creating between the Parties the relationship of joint venturers, co-partners, employer/employee or principal and agent. 20.5 Cardinal Health may not subcontract all or any portion of the Services without the prior written consent of Client. For clarity, shipping services provided by common transportation carriers (including Cardinal Health’s Exclusive Pharmaceutical Transportation Network or EPTN) and Product destruction services provided by a third-party vendor are not considered to be contracted services as related to this Agreement and therefore the businesses performing such services are not considered subcontractors. It is expressly understood that Cardinal Health is not responsible for the performance of shipping services by common carriers for or on behalf of Client unless otherwise stated in this Agreement. 20.6 Neither Party is permitted to make any press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other Party's express prior written consent, except as required under applicable law or by any governmental agency, in which case the Party required to make the press release or public disclosure agrees to use commercially reasonable efforts to obtain the approval of the other Party as to the form, nature and extent of the press release or public disclosure prior to issuing the press release or making the public disclosure. Cardinal Health is not permitted to make any promotion or advertisement, including any activity on social media, which relates to any Product or any [ *** ], without the prior written consent of Client. 20.7 Neither Party is liable in damages for or is considered in breach of this Agreement due to any delay or default in such Party’s performance hereunder if such default or delay is caused by events beyond such Party’s reasonable control including, but not limited to, acts of God, regulation or law or other action or failure to act of any government or agency thereof, war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or storm, labor disturbances, epidemic; provided however, that the Party seeking relief hereunder is required to immediately notify the other Party of such cause(s) beyond such Party’s reasonable control. The Party that may invoke this Section is required to use all reasonable endeavors to reinstate its ongoing obligations to the other Party. If the cause(s) continues unabated for thirty (30) days, then both Parties agree to meet to discuss modifications to this Agreement that should result from such force majeure event. 20.8 This Agreement is binding upon and inures to the benefit of the Parties, their successors and permitted assigns. Neither Party may assign this Agreement, voluntarily or involuntarily, whether by operation of law or any other manner, without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may assign all of its rights and obligations under this Agreement to an Affiliate, provided such Party notifies the other Party in advance and such Affiliate is not related to the assigning party as the consequence of a Change of Control. For the avoidance of doubt, an assignment for purposes of this Section includes a Change of Control. 20.9 [ *** ]. 20.10 In the event that any applicable federal, state or local law, rule, regulation, policy, or any interpretation thereof, during the Term, is modified, implemented, threatened to be implemented, or determined to prohibit, substantially restrict or in any way materially affect this Agreement or either Party's performance under the terms of this Agreement (each of the foregoing being hereinafter referred to as a "Change"), then the Parties agree to promptly negotiate an amendment to this Agreement to preserve the expectations of the Parties to the greatest extent possible in a manner consistent with any such Change.

Exhibit 10.21 P a g e | 14 This document is confidential. Disclosure to third parties not permitted. 20.11 This Agreement is governed by and construed under the laws of Delaware. If any dispute, controversy, or disagreement arises between the Parties (“Dispute”), the Parties agree to present such Dispute to the respective presidents or senior executives of Cardinal Health and Client for their consideration and resolution. If such Parties cannot reach a resolution of the Dispute within sixty (60) days, either Party may submit the Dispute to the courts of Delaware. 20.12 This Agreement may be executed in one or more counterparts, each of which is deemed an original but all of which together constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Agreement constitutes an original. In witness whereof, the undersigned, duly authorized, has executed this Agreement: Cardinal Health 105, LLC By: ____/s/ Joel Wayment Name: Joel Wayment Title: ___Vice President, Operations Date: ___Apr 25, 2024 Autolus, Inc. By: _____/s/ Brent Rice Name: __Brent Rice Title: ___ Chief Commercial Officer Date: ___23-Apr-2024

Exhibit 10.21 P a g e | 15 This document is confidential. Disclosure to third parties not permitted. Exhibit A - Operating Guidelines [ *** ] Exhibit B-1 - Service Fees [ *** ] Exhibit B-2 - Additional Financial Terms [ *** ]

Exhibit 10.21 P a g e | 16 This document is confidential. Disclosure to third parties not permitted. Exhibit C – Quality Agreement [to be agreed] Exhibit D - Autolus Terms [ *** ]